UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Ares Multi-Strategy Credit Fund, Inc. Ares Dynamic Credit Allocation Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STOCKHOLDER MEETING REGARDING PROPOSED REORGANIZATION OF ARES MANAGEMENT’S CLOSED-END FUNDS TO BE HELD ON JULY 14, 2015

NEW YORK—June 18, 2015—Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and Ares Multi-Strategy Credit Fund, Inc. (NYSE: ARMF) (each a “Fund” and together, the “Funds”) will hold a joint special meeting of stockholders (the “Special Meeting”) on July 14, 2015, beginning at 12:00 p.m. Pacific time at the offices of Ares Capital Management II LLC (the “Adviser”). Stockholders of each Fund of record as of the close of business on May 22, 2015 are entitled to vote at the Special Meeting or any adjournment, postponement or delay thereof.

The purpose of the Special Meeting is to request stockholder approvals related to the proposed reorganization of ARMF into ARDC, whereby ARDC would acquire all of the assets and assume the stated liabilities of ARMF in exchange for newly issued shares of ARDC, with ARDC being the surviving Fund (the “Reorganization”), as described in the Joint Proxy Statement/Prospectus for the Special Meeting (the “Joint Proxy Statement/Prospectus”).   The consummation of the Reorganization is contingent on the approval by ARDC stockholders of other proposals relating to amendments to certain of ARDC’s fundamental investment restrictions and 80% investment policy as described in the Joint Proxy Statement/Prospectus.

It is currently expected that the Reorganization will be completed during the third quarter of 2015, subject to required stockholder approvals and the satisfaction of applicable regulatory requirements and other customary closing conditions. The changes to ARDC’s fundamental investment restrictions and 80% investment policy would take effect immediately if approved by stockholders.

Additional Information about the Reorganization and Where to Find It

This press release is not intended to, and does not constitute an offer to purchase or sell shares of the Funds nor is this press release intended to solicit a proxy from any stockholder of any of the Funds. The solicitation of proxies to effect the Reorganization and changes to ARDC’s investment restrictions and policies will only be made by the definitive Joint Proxy Statement/Prospectus for the Special Meeting, which was declared effective by the U.S. Securities and Exchange Commission (“SEC”) on June 15, 2015.

The Funds and their respective directors, officers and employees, and the Adviser and its shareholders, officers and employees and other persons may be deemed to be participants in the solicitation of proxies with respect to the Reorganization and the separate proposals relating to ARDC. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of the Funds’ respective directors, officers and employees, and the Adviser and its shareholders, officers and employees and other persons by reading the Joint Proxy Statement/Prospectus which has been filed with the SEC.

INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE REORGANIZATION AND THE SEPARATE PROPOSALS RELATING TO ARDC. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS CAREFULLY. THE JOINT PROXY STATEMENT/PROSPECTUS CONTAINS INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS.

The Joint Proxy Statement/Prospectus does not constitute an offer to buy or sell securities in any state where such offer or sale is not permitted.

Security holders may obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC may also be obtained by directing a request to D.F. King & Co., Inc., the Funds’ proxy solicitor, at (866) 796-7186.

About Ares Dynamic Credit Allocation Fund, Inc.

Ares Dynamic Credit Allocation Fund, Inc. (“ARDC”) is a non-diversified, closed-end management company that is externally managed by Ares Capital Management II LLC, a subsidiary of Ares Management, L.P. ARDC seeks to provide an attractive level of total return, primarily through current income and, secondarily, through capital appreciation.  ARDC invests in a broad, dynamically-managed portfolio of credit investments. There can be no assurance that ARDC will achieve its investment objective. ARDC’s net asset value may be accessed through its NASDAQ ticker symbol, XADCX. Additional information is available at www.arespublicfunds.com.

About Ares Multi-Strategy Credit Fund, Inc.

Ares Multi-Strategy Credit Fund, Inc. (“ARMF”) is a non-diversified, closed-end management company that is externally managed by Ares Capital Management II LLC, a subsidiary of Ares Management, L.P. ARMF seeks to provide an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation.  ARMF invests in a broad, dynamically managed portfolio of credit investments. There can be no assurance that ARMF will achieve its investment objective. ARMF’s net asset value may be accessed through its NASDAQ ticker symbol, XAMFX. Additional information is available at www.arespublicfunds.com.

About Ares Management, L.P.

Ares Management, L.P. (NYSE: ARES) is a leading global alternative asset manager with approximately $87 billion(i) of assets under management and more than 15 offices in the United States, Europe and Asia as of March 31, 2015.  Since its inception in 1997, Ares has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns throughout market cycles. Ares believes each of its four distinct but complementary investment groups in Tradable Credit, Direct Lending, Private Equity and Real Estate is a market leader based on assets under management and investment performance. Ares was built upon the fundamental principle that each group benefits from being part of the greater whole.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the U.S. securities laws, and may relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission and others beyond the Fund’s control. Ares Dynamic Credit Allocation Fund and Ares Multi-Strategy Credit Fund undertake no duty to update any forward-looking statements made herein.

This document is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted.  An investor should consider the investment objective, risks, charges and expenses of ARDC and/or ARMF, as applicable, carefully before investing.

ARDC and ARMF are closed-end funds, which do not engage in continuous offerings of their shares. Since their respective initial public offerings, ARDC and ARMF have traded on the New York Stock Exchange under the symbols ARDC and ARMF, respectively. Investors wishing to purchase or sell shares may do so by placing orders through a broker dealer or other intermediary.

Contact

Mendel Communications LLC

Bill Mendel, 212-397-1030

bill@mendelcommunications.com

or

Destra Capital Investments

ARDC@destracapital.com

(877) 855-3434

www.arespublicfunds.com

(i)  As of March 31, 2015,  AUM amounts include capital available to vehicles managed or co-managed by Ares, including funds managed by Ivy Hill Asset Management, L.P.